Investor Presentation Q1 Fiscal 2020 Update January 30, 2020 Exhibit 99

National Fuel is committed to the safe and environmentally conscious development, transportation, storage, and distribution of natural gas and oil resources. For additional information, please visit our corporate responsibility website at https://responsibility.natfuel.com

Developing our large, high quality acreage position in Marcellus & Utica shales(1) NFG: A Diversified, Integrated Natural Gas Company Providing safe, reliable and affordable service to customers in WNY and NW Pa. Upstream Exploration & Production Midstream Gathering Pipeline & Storage 38% of NFG EBITDA(1) Downstream Utility % of NFG 20EBITDA(1) Expanding and modernizing pipeline infrastructure to provide outlets for Appalachian natural gas production 785,000 Net acres in Appalachia ~590 MMcf/day Net Appalachian natural gas production $1.7 Billion Investments since 2010 3.9 MMDth Daily interstate pipeline capacity under contract 743,400 Utility customers $324 Million Investments in safety since 2015 California: oil production generates significant cash flow (1) This presentation includes forward-looking statements. Please review the safe harbor for forward looking statements on slide 56 of this presentation. (2) Twelve months ending December 31, 2019. A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation. 45% of NFG EBITDA(2) 34% of NFG EBITDA(2) 21% of NFG EBITDA(2) :

Why National Fuel? Diversified Assets Provide Stability and Long-Term Growth Opportunities

Midstream Integrated Model Enhances Shareholder Value . . . Ability to adjust to changing commodity price environments More efficient capital investment Higher returns on investment Operational scale Lower cost of capital Lower operating costs More competitive pipeline infrastructure projects Strong balance sheet Growing, stable dividend Geographic and Operational Integration Drives Synergies: Benefits of National Fuel’s Integrated Structure: Financial Efficiencies: Investment grade credit rating Shared borrowing capacity Consolidated income tax return Downstream Utility Midstream Gathering Pipeline & Storage Upstream Exploration & Production Co-Development of Marcellus and Utica Just-in-time gathering facilities Pipeline expansion opportunities Upstream Rate-regulated entities share common resources, reducing operating expense Utility business is a large Pipeline & Storage customer Downstream Midstream 1

Integrated Upstream and Midstream development of 785,000 acre Marcellus and Utica shale position Drilling program focused on return trips to existing pads and use of existing infrastructure NFG Gathering transports 100% of natural gas production, driving consolidated returns NFG pipeline expansions under development create new firm takeaway capacity for E&P business Further expansion of interstate pipeline systems to satisfy growing natural gas supply and demand Supply push – Appalachian producers Demand pull – regional demand-driven projects and utilities Ongoing investment in safety and modernization of pipeline transportation and distribution systems $500+ million in new investments expected over the next 5 years . . . and Drives Organic Growth Opportunities Near Term Strategy Leverages Integration Across the Value Chain Utility Gathering Pipeline & Storage Exploration & Production

Impressive Dividend History $3.1 Billion Dividend payments since 1970 $1.74 per share 49 Years Consecutive Dividend Increases $0.19 per share 117 Years Consecutive Payments 4.0% yield(1) As of January 28, 2020. 2

Responsible Capital Allocation and Asset Development Maintaining Focus on Balance Sheet, With Reductions in E&P Activity in Response to Low Natural Gas Price Environment . . . E&P 3 . . . While Generating Steady Production, and Optimizing Significant Firm Sales Portfolio and Firm Transportation Capacity Leidy South (Mid-Atlantic) Firm Sales tied to Firm Transportation (FT) Capacity (Mid-Atlantic/Southeast & Canada-Dawn) Reduced Activity to 2 rigs ~$100 million CapEx reduction expected Company intends to further reduce activity in summer 2020, driving lower capital expenditures in fiscal 2020 and beyond Further Activity Reduction Full Year at 3 rigs Gross Production Trend (Reduced Activity Level)

4 Leveraging Existing Infrastructure to Enhance Returns

National Fuel

Utilization of Existing Infrastructure for Ongoing Utica Development Amplifies Consolidated Returns

Utica development on Marcellus pads allows use of existing:

- ✓ Gathering Pipelines
- ✓ Compression
- ✓ Water Handling Facilities
- ✓ Roadways and Pads

→ **Requires modest investment in new Gathering facilities to support production growth**

Gathering Costs in Western Development Area (CRV)

	Gathering CapEx/Well ($ thousands)
Marcellus (pre-2019)	$1,489[(1)]
Utica Return Trips (current)	~$430[(2)]

→ **Resulting in significant consolidated return uplift for E&P and Gathering**

~10% IRR Uplift Expected[(3)]

(1) Approximate WDA Marcellus gathering facility costs for 192 wells drilled and completed as of September 30, 2018.
(2) Estimated WDA Utica gathering facility costs for remaining return trip locations in the Clermont Rich Valley area of redevelopment.
(3) Internal Rate of Return for Seneca WDA includes estimated well costs under current cost structure, and anticipated LOE and Gathering costs. Internal Rate of Return for Seneca WDA and Gathering includes expected gathering capital expenditures for remaining return trip locations, well costs under current cost structure, and non-gathering LOE.

9

$1 Billion+ Backlog in Pipeline & Storage Projects Northern Access Delivery: Canada & NY 490,000 Dth/d Line N to Monaca Delivery: Shell ethane cracker facility (Beaver Co., Pa) 133,000 Dth/d FM100 Delivery: Transco (Leidy) 330,000 Dth/d Empire North Delivery: Canada & NY 205,000 Dth/d ~$150 Million in Potential Annual Expansion Revenues: Line N to Monaca: $5 MM (placed into service 11/1/19) Empire North: $25 MM FM100: $35 MM Northern Access: $84 MM $1.0 – $1.1 Billion in Pipeline Projects under Development: Expansion Projects: ~$850 million Supply Corp. Modernization: $150 - $250 million 5

Financial Highlights First Quarter Fiscal 2020

Net Oil and Gas Production First Quarter Fiscal 2020 Results and Drivers Adjusted Operating results of $1.12 for Q1 FY19 and $1.01 for Q1 FY20 include operating results of Corporate & All Other Segments segment. See slide 65 for a Reconciliation of Adjusted Operating Results to Earnings Per Share. Realized price after hedging. Oil and Gas Pricing(2) Natural Gas ($/Mcfe) Crude Oil ($/Bbl) Oil Prices Natural Gas Prices Gathering Revenue Seneca Gross Production Drivers Natural Gas Production Oil Production Crude Oil (Mbbl) Natural Gas (Bcf) Adjusted Operating Results ($/share)(1)

Earnings Guidance

National Fuel

FY2019 Adjusted Operating Results		FY2020 Earnings Guidance
$3.45/share(1)	→	$2.95 to $3.15/share

Key Guidance Drivers

Non-regulated Businesses *Exploration & Production* *Gathering*	↑	**Production & Gathering Throughput**	▪ Seneca Net Production: 235 to 245 Bcfe ▪ Gathering Revenues: $135-$145 million
	↓	**Realized natural gas prices (after-hedge)**	▪ Natural Gas: ~$2.10/Mcf(2) *(vs. $2.44/Mcf in FY 2019)*
	↔	**Realized oil prices (after-hedge)**	▪ Crude Oil: ~$62.00/Bbl(3) *(vs. $61.65/Bbl in FY 2019)*
	↓	**DD&A Expense**	▪ Guidance of $0.73 - $0.77/Mcf (*vs. $0.73 in FY 2019)* due to higher recorded asset retirement obligations in California
Regulated Businesses *Pipeline & Storage* *Utility*	↑	**Pipeline & Storage Revenues**	▪ ~$290-295 million in revenues *(expansion revenues partial offset by full year of Empire contract expiration)*
	↓	**Pipeline & Storage Pension Costs**	▪ Expected to increase by ~$4 million from FY19
	↔	**Utility Operating Income**	▪ Guidance assumes normal weather; higher gross margin expected to be offset by cost inflation
Tax Rate	↓	**Higher effective tax rate**	▪ Effective tax rate ~25% *(enhanced oil recovery credit unavailable in FY2020)*

(1) Excludes items impacting comparability. See non-GAAP disclosure on slide 65 of this presentation.
(2) Assumes NYMEX natural gas pricing of $2.05/MMBtu and in-basin spot pricing of $1.70/MMBtu for the remainder of fiscal 2020, and reflects the impact of existing financial hedges, firm sales and firm transportation contracts.
(3) Assumes NYMEX (WTI) oil pricing of $55.00/Bbl and California-MWSS pricing differentials of 104% to WTI, and reflects impact of existing financial hedge contracts.

13

Exploration & Production and Gathering Overview Seneca Resources Company, LLC ~ National Fuel Gas Midstream Company, LLC

Proved Reserves 372% Reserve Replacement Rate Seneca Drill-bit F&D = $0.67/Mcfe(1) Appalachia Drill-bit F&D = $0.62/Mcfe(1) Seneca “Drill-bit” finding and development (“F&D”) costs exclude the impact of reserve revisions. Seneca Drill-Bit F&D and Appalachia Drill-Bit F&D are 3-year averages. Total Proved Reserves (Bcfe) Fiscal 2019 Proved Reserves Stats 3-Year Average F&D Cost ($/Mcfe) E&P and Gathering

Further reduce activity to 1-rig development program in summer 2020 (moved from 3 to 2 rigs in January 2020) Development focused in WDA-Utica, with return trips to existing pads expected to drive strong E&P and Gathering returns Gross production growth will benefit NFG’s Gathering segment Layer in additional firm sales in advance of new firm transportation capacity expected in late 2021 (Leidy South) Minimal capital investment in California to generate significant cash flow Growing Production within Disciplined Capital Program Near-Term Strategy E&P Net Capital Expenditures ($ millions)(1) E&P Net Production (Bcfe) E&P and Gathering A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY17 and FY18 reflects the netting of $7 million and $17 million, respectively, of up-front proceeds received from joint development partner for working interest in joint development wells.

E&P and Gathering

Significant Appalachian Acreage Position

National Fuel

Western Development Area (WDA)

- Average gross production(1): ~357 MMcf/d
- Over 1,000 potential Marcellus & Utica locations
- ~90 locations where gathering/pad infrastructure in place from prior drilling activities, driving returns:
  - Breakeven (15% IRR) consolidated economics of $1.60 or less
- Royalty free mineral ownership
- Highly contiguous nature drives efficiencies

Eastern Development Area (EDA)

- Average gross production(1): ~372 MMcf/d
- Mostly leased (16-18% royalty) with no significant near-term lease expirations
- ~70 remaining Marcellus & Utica locations:
  - Breakeven (15% IRR) consolidated economics of $1.40 or less
- Additional Marcellus (Tioga Co.) & Geneseo (Lycoming Co.) potential


WDA - 715,000 Acres
EDA - 70,000 Acres
Chautauqua
Cattaraugus
Steuben
Chemung
Bradford
McKean
Warren
Crawford
Potter
Tioga
Sullivan
Venango
Forest
Elk
Cameron
Lycoming
Mercer
Clinton
Clarion
Jefferson
Clearfield
Lawrence
Butler
Armstrong
Union
Centre
Snyder
Indiana
Beaver
Cambria
Blair
Westmoreland
Huntingdon
Somerset
Bedford
NFG GATHERING
TGP
TRANSCO
LEASE ACREAGE
FEE ACREAGE

(1) Average EDA and WDA gross production, as well as WDA-CRV Utica and Marcellus production (see slide 20), and Covington/Tract 595 Production (see slide 24), is for the quarter ended December 31, 2019.

17

E&P and Gathering

Western Development Area

Marcellus Core Acreage vs. Utica Appraisal Trend[1]



Area of Re-Development
70-75 remaining Utica locations on existing Marcellus pads
Boone Mountain Utica Test Well 2.3 Bcf /1,000ft
Key Utica tests
Past Marcellus delineation tests
Utica Trend (currently evaluating)
Marcellus Core Acreage

WDA Highlights

- **Large well inventory:**
  - Marcellus Shale: **600+** well locations remaining / 200,000 acres
  - Utica Shale: **500+** potential locations across Utica trend / evaluating extent of prospective acreage[2]
- **Fee acreage (no royalty) enhances economics and provides development flexibility**
- **Use of existing gathering, pad, and water infrastructure for Utica drives increased Appalachian program returns**
- **Highly contiguous position drives best in class well costs**
- **Long-term firm contracts support growth**
- **Additional appraisal tests planned to delineate the Rich Valley to Boone Mountain corridor**

(1) The Utica Shale lies approximately 5,000 feet beneath Seneca's WDA Marcellus acreage.
(2) Appraisal program currently in progress. Additional tests are planned. Prior Marcellus delineation tests helped define the prospective limits of the Marcellus core acreage; planned testing in the Utica is expected to do the same.

18

E&P and Gathering

WDA-CRV Utica Results and Type Curve

WDA-CRV Utica Appraisal Update

- ✓ Tested / producing from 29 Utica wells in WDA-CRV
- ✓ **Drawdown management is critical**: restricted drawdown appears to significantly improve well performance and EURs
- ✓ **Produced fluid blend %:** At high produced water blend rates, both well performance and EURs appear to be negatively impacted

WDA-CRV Utica Development Plan

- ✓ **Continue Optimizing Utica D&C completion design, focusing on:**
  - Proppant loading
  - Stage spacing
  - Produced fluid blend
- ✓ **Tailor development plan to use existing pad, water and gathering infrastructure**

(1) Internal Rate of Return is for consolidated Seneca and Gathering, is pre-tax, and includes expected gathering capital expenditures for remaining return trip locations, well costs under current cost structure, and non-gathering LOE.

WDA-CRV Types Curves – Normalized to 9,000’


WDA-CRV Utica Type Curve
WDA-CRV Marcellus Type Curve
Cumulative Production (BCF)
Months On
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
0
12
24
36
48
60
72
84
96
108
120

Consolidated WDA-CRV Return Trip Economics

	EUR (Bcf/1000’)	IRR% $2.00[(1)]	Break-even 15% IRR[(1)]
Utica - CRV	1.6 - 1.7	25%	$1.60
Marcellus - CRV	1.1 - 1.2	26%	$1.57

19

E&P and Gathering

WDA: CRV Return Trips Drive Utica Economics

Clermont Rich Valley Utica Development Utilizes Existing Gathering, Water & Pad Infrastructure

WDA-CRV Marcellus



M C K E A N
Mt. Jewett
West Branch
C R V
SERGEANT TOWNSHIP
NORWICH TOWNSHIP
E L K
Hemlock
C A M E R O N
SHIPPEN TOWNSHIP
Beechwood
ST. MARYS City
St. Marys
Existing Line
Producing
Leased
FY20 Producer
Seneca Fee
Development

- ✓ Avg. CRV Marcellus Production: 226 MMcf/d
- ✓ Est. EURs (Return Trips): 1.1-1.2 Bcf / 1,000 lateral feet

WDA-CRV Utica



M C K E A N
Mt. Jewett
West Branch
C R V
SERGEANT TOWNSHIP
NORWICH TOWNSHIP
E L K
Hemlock
C A M E R O N
SHIPPEN TOWNSHIP
Beechwood
ST. MARYS City
St. Marys
Existing Line
Producing
Leased
FY20 Producer
Seneca Fee
Development

- ✓ Avg. CRV Utica Production: 92 MMcf/d
- ✓ Est. EURs (Return Trips): 1.6-1.7 Bcf / 1,000 lateral feet

20

E&P and Gathering

Limited New Infrastructure Needed to Support Production Growth

National Fuel

Leveraging Existing Gathering, Water and Pad Infrastructure Enhances Returns

WDA Well Costs(1)

Total cost per well expected to marginally increase



$1,000
$800
$600
$400
$200
$0
$/ lateral foot
$895
$210
$685
$900 - $950
$875-
$925
Marcellus (Historic)
Utica - CRV (Current)
Drilling & Completion
Gathering

WDA EURs

~60% EUR increase expected per well



1.8
1.5
1.2
0.9
0.6
0.3
0.0
EUR/ 1,000 feet (Bcf)
1.0 - 1.1
1.6 - 1.7
Marcellus (Historic)
Utica - CRV (Current)

WDA-CRV Consolidated Economics

Coordination between upstream and midstream activities enhances returns, provides economies of scale and significant operational flexibility

~10% IRR Uplift Expected

At a $2.00 netback price, consolidated Seneca WDA and Gathering IRR is approximately 25%, an uplift of ~10% over standalone Seneca WDA economics(2)

(1) WDA Marcellus well costs reflect drilling, completion & gathering costs for 192 drilled and completed wells as of 9/30/18. WDA-CRV Utica well costs reflect expected drilling, completion & gathering costs for the remaining locations in area of redevelopment.
(2) Internal Rate of Return for Seneca WDA includes estimated well costs under current cost structure, and anticipated LOE and Gathering costs. Internal Rate of Return for Seneca WDA and Gathering includes expected gathering capital expenditures for remaining return trip locations, well costs under current cost structure, and non-gathering LOE.

21

Integrated Development – WDA Gathering System Current System In-Service Capacity: 470 MMcf per day Interconnects with TGP 300 and NFG Supply Total Investment to Date: $310 million 38,120 HP of compression (3 stations) Future Build-Out Modest gathering pipeline and compression investment required to support Seneca’s Utica development Opportunity for 300 miles of pipelines and six compressor stations (+60,000 HP installed) as Seneca’s drilling activity continues Gathering System Build-Out Tailored to Accommodate Seneca’s WDA Development Clermont Gathering System Map E&P and Gathering

E&P and Gathering

WDA Firm Transportation and Sales Capacity

WDA Exit Capacity Supports Production and Enhances Consolidated Returns

WDA Gas Marketing Strategy

- ✓ Will continue to layer-in firm sales deals of short and longer duration on TGP 300 to reduce spot exposure
- ✓ WDA spot realizations track TGP Station 313 pricing, typically 10¢ - 20¢ better than TGP Marcellus Zone 4
- ✓ Leidy South will provide additional capacity to premium markets (Transco Zone 6)

WDA Contracted Firm Transport and Gross Sales Volumes (MDth/d)


600
500
400
300
200
100
0
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Leidy South
Transco Zone 6
330,000 Dth/d(1)
WDA - TGP 300
Firm Sales
Niagara Expansion Project (TGP and NFG)
FT Capacity: 158,000 Dth/d @ $0.67/Dth
Firm Sales: NYMEX & DAWN

(1) Portion of Leidy South capacity will likely be utilized by EDA Lycoming County production.

23

E&P and Gathering

Eastern Development Area

EDA Highlights

1 DCNR Tract 007 (Tioga Co., Pa)

- Utica development resumed in third quarter fiscal 2018
- 35-40 remaining Utica locations
- Gathering infrastructure: NFG Midstream Wellsboro
- Marcellus Shale expected to provide ~60 additional locations

2 Covington & DCNR Tract 595 (Tioga Co., Pa.)

- Marcellus locations fully developed (average daily gross production of ~74 MMcf/d)
- Gathering infrastructure: NFG Midstream Covington
- Opportunity for future Utica appraisal

3 DCNR Tract 100 & Gamble (Lycoming Co., Pa.)

- 30-35 remaining Marcellus locations
- Firm transportation capacity: Atlantic Sunrise (189 MDth/d)
- Gathering infrastructure: NFG Midstream Trout Run
- Geneseo Shale expected to provide 100 - 120 additional locations

EDA Acreage – 70,000 Acres


MIDSTREAM WELLSBORO
TGP
Mansfield
1
Wellsboro
Covington
MIDSTREAM COVINGTON
Tioga County
Blossburg
2
Morris
3
MIDSTREAM TROUT RUN
Lycoming County
Trout Run
Cogan Station
TRANSCO
Williamsport
Legend
COMPRESSOR STATION
PROCESSING PLANT
Seneca Resources Fee Acreage
Seneca Resources Lease Acreage
Interconnects

24

E&P and Gathering

EDA Marcellus: Lycoming County Development

Marcellus Development in Lycoming County has Resumed in Connection with Atlantic Sunrise

- ✓ Prolific Marcellus acreage with peer leading well results
- ✓ 30-35 remaining Marcellus locations – breakeven (15% IRR) consolidated economics of ~$1.11
- ✓ Near-term development focused on filling Atlantic Sunrise capacity

EDA – Transco Firm Contracts



Gross Firm Volumes (MDth/d)
250
200
150
100
50
0
Transco Firm Sales(1)
Atlantic Sunrise (Transco)
FT Capacity: 189,405 Dth/d
Cost: $0.73/Dth
Firm Sales: NYMEX+
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22



Existing Line
Producing
Leased
FY20 Producer
Seneca Fee
Development
DCNR 100
Gamble
Pad C
Pad D
Pad B
Pad E
Pad G
Pad V
Pad M
Pad T
Pad P
Pad N
Pad R
Pad X
Pad J
Pad I
Pad K
Pad G
Pad A
Pad C
Pad O
Pad R
Pad P
Pad Q
0
1
2
Miles

(1) Includes physical fixed price and NYMEX-based firm sales contracts that do not carry any additional transportation costs.

25

EDA Utica: Tioga County Development Development Focused on Tract 007 Production Area, with Production Underpinned by Firm Sales (1) Includes physical fixed price and NYMEX-based firm sales contracts that do not carry any additional transportation costs. E&P and Gathering Northeast Supply Diversification Project FT Capacity: 50,000 Dth/d @ $0.50/Dth Firm Sales: NYMEX and DAWN EDA - TGP 300 Firm Sales(1) UPDATE EDA – TGP 300 Firm Contracts DCNR Tract 007 Existing Line Leased Seneca Fee Producing FY20 Producer Development

E&P and Gathering

EDA Utica: Tioga County Development

Tract 007 Utica Wells Brought Online in Q2 Fiscal 2019 Tracking Best Industry Results to Date

Tract 007 Utica Development Update

- ✓ Production from first multi-well pad (4 wells) brought online in February/March 2019
- ✓ Early results compare favorably with industry Tioga County wells
- ✓ 35-40 remaining locations – breakeven (15% IRR) consolidated economics at ~$1.40/Mcf

Tract 007 Pad K Early Well Results[1]

- ✓ **Well Count**: 4
- ✓ **Lateral Length**: 7,582'
- ✓ **IP_{30} Rate**: 13.8 MMcf/day
- ✓ **IP_{180} Rate**: 13.3 MMcf/day
- ✓ **Drawdown Management**: restricted drawdown appears to improve well performance

Tract 007 Utica Well Results vs. Industry



Pad K Wells (Avg.)(1)
Industry Tioga Wells
Early production limited to 10-15 MMcf/day by drawdown management(2)
Normalized Cumulative Production (MCF/1,000')
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
0
2
4
6
8
10
12
Months On

(1) All numbers are average of 4 Pad K wells brought online in February and March 2019.
(2) Three wells brought online in February 2019 restricted to ~15 MMCFPD, and one well brought online in late March 2019 restricted to ~10 MMCFPD.

27

E&P and Gathering

Integrated Development – EDA Gathering Systems

Gathering Segment Supporting Seneca and Third-Party Production & Future Development

Wellsboro Gathering System

- **Total Investment (to date):** ~$22 million
- **Capacity:** up to 200,000 Dth per day (Interconnect w/ TGP 300)
- **Production Source:** Seneca Resources – Tioga Co. (DCNR Tract 007)

Covington Gathering System

- **Total Investment (to date):** ~$48 million
- **Capacity:** 220,000 Dth per day (Interconnect w/ TGP 300)
- **Production Source**: Seneca Resources – Tioga Co. (Covington & DCNR Tract 595)

Trout Run Gathering System

- **Total Investment (to date):** ~$239 million
- **Capacity:** 466,000 to 585,000 Dth per day (Interconnect w/ Transco)
- **Production Source:** Seneca Resources – Lycoming Co. (DCNR Tract 100 & Gamble)
- *Third-party volumes under contract and expected to come online in early fiscal 2021*



MIDSTREAM WELLSBORO
TGP
Mansfield
1
Wellsboro
Covington
MIDSTREAM COVINGTON
Tioga County
Blossburg
2
Morris
MIDSTREAM TROUT RUN
3
Lycoming County
Trout Run
Cogan Station
TRANSCO
Williamsport
Interconnects
Legend
COMPRESSOR STATION
PROCESSING PLANT
Seneca Resources Fee Acreage
Seneca Resources Lease Acreage

28

Long-term Contracts Supporting Appalachian Production Represents base firm sales contracts not tied to firm transportation capacity. Base firm sales are either fixed priced or priced at an index (e.g., NYMEX ) +/- a fixed basis and do not carry any transportation costs. Seneca continues to layer-in firm sales contracts to lock-in drilling economics and minimize spot exposure ahead of firm transportation in-service dates E&P and Gathering Northeast Supply Diversification 50,000 Dth/d Niagara Expansion (TGP & NFG) Delivery Markets: Canada-Dawn & TETCO 158,000 Dth/d Atlantic Sunrise (Transco) Delivery Markets: Mid-Atlantic & Southeast U.S. 189,405 Dth/d In-Basin Firm Sales Contracts(1) Leidy South (Transco & NFG) Transco Zone 6 330,000 Dth/d Seneca Appalachia Natural Gas Marketing Gross Firm Contract Volumes (Mdth/day)

Near-term Firm Sales Provide Market & Price Certainty Net Contracted Firm Sales Volumes (Dth per day) Contracted Index Price Differentials ($ per Dth)(1) Daily Net Production 659,300 689,300 681,800 681,800 696,900 689,300 681,800 Gross Firm Sales Volumes (Dth/d) E&P and Gathering Values shown represent the weighted average fixed price or weighted average differential relative to NYMEX (netback price) less any associated transportation costs. Transportation costs include minor variable components such as the Canadian exchange rate and fuel components. With respect to “Other”, the weighted average differential relative to NYMEX (netback price) includes net contracted firm sales at various indices, which are to subject to fluctuations in the market, such as seasonal demand swings, and is calculated using forward basis at various associated locations as specified by the underlying contract.

California Oil Stable Oil Production | Minimal Capital Investment | Steady Free Cash Flow 1 2 3 4 5 Location Formation Production Method Avg. Daily Production (net Boe/d)(1) 1 East Coalinga/ Other Temblor Primary 494 2 North Lost Hills Tulare & Etchegoin Primary/ Steam flood 880 3 South Lost Hills Monterey Shale Primary 1,204 4 North Midway Sunset Tulare & Potter Steam flood 2,865 5 South Midway Sunset Antelope Steam flood 1,970 TOTAL WEST DIVISION AVG. NET PRODUCTION(1) 7,413 Boe/d E&P and Gathering (1) Average daily net production (oil and natural gas) for West division for quarter ended December 31, 2019.

California Capital Expenditures vs. Production West Division Average Net Daily Production (Boe) West Division Annual Capital Expenditures ($ MM)(1) Estimate Seneca West Division capital expenditures includes Seneca corporate and eliminations. E&P and Gathering Sespe Sale Closed on 5/1/18 (reduced production by ~900 Boe/d) Estimate

Pioneer South MWSS Acreage North MWSS Acreage Sec. 17N California Development Activities Modest near-term capital program focused on locations that earn attractive returns in current oil price environment A&D will focus on low cost, bolt-on opportunities Sec. 17, Pioneer, and East Coalinga development to provide future growth Midway-Sunset North Project IRRs at $55/Bbl(1) Reflects pre-tax IRRs at a $55/Bbl WTI. E&P and Gathering Seneca West Economics South East Coalinga North South

Fiscal 2020 Production and Price Certainty Average realized price reflects uplift from financial hedges less fixed differentials under firm sales contracts and any firm transportation costs. Indicates firm sales contracts with fixed index differentials but not backed by a matching financial hedge. 102 Bcf locked-in realizing net ~$2.28/Mcf (1) 43 Bcf of additional basis protection Spot production assumed to be sold at ~$1.70 for remainder of FY20 145 Bcf of Appalachian Production Protected by Firm Sales 73% of oil production hedged at $61.88 /Bbl E&P and Gathering

E&P and Gathering

Strong Hedge Book

Natural Gas Swap & Fixed Physical Sales Contracts *(Millions MMBtu)*



275
250
225
200
175
150
125
100
75
50
25
0
NYMEX Swaps
Dawn Swaps
Fixed Price Physical Sales(1)
FY 20 Nat Gas
~60% Hedged(2)
105.1
57.4
40.5
FY 2020
FY 2021
FY 2022
Remaining FY 2020 Production(3)

Crude Oil Swap Contracts *(Thousands Bbls)*



2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
Brent
NYMEX
FY 20 Crude Oil
~73% Hedged(2)
1,278
852
456
FY 2020
FY 2021
FY 2022
Remaining FY 2020 Production(3)

(1) Fixed price physical sales exclude joint development partner's share of fixed price contract WDA volumes as specified under the joint development agreement.
(2) Reflects percentage of projected production for FY20 hedged at the midpoint of the production guidance range.
(3) Seneca's remaining FY20 production reflects the total FY20 production guidance of 235-245 Bcfe, or 240 Bcfe at the midpoint, less Q1 actual production.

35

Seneca Operating Costs Competitive, low cost structure in Appalachia and California supports strong cash margins Gathering fee generates significant revenue stream for affiliated gathering company Seneca DD&A Rate $/Mcfe Appalachia LOE & Gathering $/Mcfe California LOE $/Boe Total Seneca Cash OpEx $/Mcfe (1) (2) (2) G&A estimate represents the midpoint of the G&A guidance of $0.27 to $0.30 for fiscal 2020. The total of the two LOE components represents the midpoint of the LOE guidance range of $0.85 to $0.89 for fiscal 2020. E&P and Gathering

Pipeline and Storage Overview National Fuel Gas Supply Corporation ~ Empire Pipeline, Inc.

Pipeline & Storage

Pipeline & Storage Segment Overview

National Fuel Gas Supply Corporation

- ✓ **Contracted Capacity(1):**
  - Firm Transportation: 3,078 MDth per day
  - Firm Storage: 70,693 Mdth (fully subscribed)
- ✓ **Rate Base(2):** ~$863 million
- ✓ **FERC Rate Proceeding Status:**
  - Filed rate case on 7/31/19
  - New rates expected to go into effect (subject to refund) on 2/1/20

Empire Pipeline, Inc.

- ✓ **Contracted Capacity(1):**
  - Firm Transportation: 853 MDth per day
  - Firm Storage: 3,753 Mdth (fully subscribed)
- ✓ **Rate Base(2):** ~$247 million
- ✓ **FERC Rate Proceeding Status:**
  - Rate case settlement approved May 2019
  - New transportation rates went into effect on 1/1/19


Empire Pipeline
Supply Corp.
CANADA
Lake Ontario
Lake Erie
TCPL
NY
OH
PA
NJ
NY
DTI
TGP 200
TGP 300
MILLENNIUM
TRANSCO
TETCO
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
GATHERING
MAJOR TRANSMISSION PIPELINES

(1) As of September 30, 2019 as disclosed in the Company's fiscal 2019 form 10-K.
(2) As of December 31, 2018 calculated from National Fuel Gas Supply Corporation's and Empire Pipeline, Inc.'s 2018 FERC Form-2 reports, respectively.

38

Empire North Project Target in-service: fourth quarter fiscal 2020 (construction underway) Est. capital cost: $145 million Est. annual revenues: ~$25 million Receipt point: Jackson (Tioga Co., Pa. production) Design capacity and delivery points: 175,000 Dth/d to Chippawa (TCPL interconnect) 30,000 Dth/d to Hopewell (TGP 200 interconnect) Major facilities: 2 new compressor stations in NY (1) & Pa. (1) No new pipeline construction Regulatory process: FERC Certificate issued 3/7/19 FERC Notice to Proceed issued 5/2/19 Pipeline & Storage Fully Subscribed Project will Provide 205,000 Dth/day of Incremental Firm Transportation

Pipeline & Storage

FM100 Project - Consolidated Benefit for NFG

National Fuel

Project expected to provide long-term earnings uplift to Seneca, Supply Corp. and Gathering

Supply Corp.

- ✓ **Lease to Transco of new capacity:** 330,000 Dth/day
- ✓ **Estimated annual lease revenues**: ~$35 million
- ✓ **Target in-service:** late calendar year 2021

Seneca

- ✓ **New Transco capacity (Leidy South):** 330,000 Dth/day
- ✓ **Rate[(1)] :** competitive with other expansion project rates in Seneca's current transportation portfolio
- ✓ **Delivery point(s):** Transco Zone 6 interconnections

Gathering

- ✓ **All Seneca volumes will flow through wholly-owned NFG gathering facilities**

330,000 Dth/d of new transportation capacity from WDA and EDA acreage positions to premium markets


Legend
TRANSCO-ZONE 6 FACILITIES
NFGSC PIPELINE
NFG MIDSTREAM
NFGSC FM100 PROJECT
SENECA RESOURCES ACREAGE
Lake Ontario
Lake Erie
ELLISBURG
LEIDY
NFG MIDSTREAM TROUT RUN
NFG MIDSTREAM CLERMONT
PA
NY
OH
NJ
MD
MA
CT
RI
© OpenStreetMap (and) contributors, CC-

(1) Includes lease of new capacity from Supply Corp. to Transco.

40

Pipeline & Storage

FM100 Project – Significant Investment by Supply Corp.

- **Estimated capital cost:** $279 million
  - Expansion facilities: ~$159 million
  - Modernization facilities: ~$120 million
- **Facilities (all in Pennsylvania) include:**
  - Approximately 30 miles of new pipeline
  - 2 new compressor stations (totaling approximately 37,000 HP)
  - New interconnection station and modification of existing interconnection station
  - Abandonment of approximately 45 miles of existing pipeline and compressor station
- **Regulatory process:**
  - FERC 7(b) / 7(c) certificate application submitted 7/18/19


Erie
PROJECT SITES
PENNSYLVANIA
Pittsburgh
Harrisburg
Philadelphia
ELLISBURG
TGP 300
McKean County
Potter County
NFG CLERMONT GATHERING
Forest County
Elk County
Cameron County
LEIDY
TRANSCO
TETCO
Clinton County
Clearfield County
Centre County
LEGEND
3RD PARTY PIPELINES
NFG PIPELINES
NFG CLERMONT PIPELINES
FM100 PROJECT
PROPOSED COMPRESSOR STATIONS
PIPE TO BE ABANDONED
PIPE TO BE INSTALLED
TRANSPORTATION PATH

41

Continued Expansion of the NFG Supply System Line N to Monaca Project Project: Firm transportation service to a new ethane cracker facility being built by Shell Chemical Appalachia, LLC In-service date: November 1, 2019 Capital cost: ~$24.5 million Contracted capacity: 133,000 Dth/day Project: New firm transportation service for on-system demand Open season capacity: Awarded 165,000 Dth/day to foundation shipper. Precedent agreement in negotiations. Pipeline & Storage Additional Line N Expansion Potential (Supply OS 221)

Pipeline & Storage

Northern Access Project

Total cost: ~$500 MM[(1)] (~$57 MM spent to date)

Estimated annual revenues: ~$84 million

Delivery points:

- ✓ 350,000 Dth/d to Chippawa (TCPL interconnect)
- ✓ 140,000 Dth/d to East Aurora (TGP 200 line)

Regulatory/legal status:

- ✓ Feb. 2017 – FERC 7(c) certificate issued
- ✓ Aug. 2018 – FERC issued Order finding that NY DEC waived water quality certification (WQC)
- ✓ Feb. 2019 – U.S. Second Circuit Court of Appeals vacated and remanded NY DEC denial of WQC
- ✓ April 2019 – FERC denied rehearing of WQC waiver order (upholding waiver finding)
- ✓ ***Supply and Empire currently working to finalize remaining federal authorizations***


CANADA
Lake Ontario
To Dawn
CHIPPAWA
EAST AURORA
NE US (TGP 200)
NY
Lake Erie
CLERMONT
OH
PA
NORTHERN ACCESS
NATIONAL FUEL PIPELINES
MAJOR TRANSMISSION PIPELINES
Seneca Resources Lease Acreage
Seneca Resources Fee Acreage

(1) Preliminary Cost Estimate.

43

Pipeline & Storage Customer Mix 3.9 MMDth/d Contracted as of 10/31/2019. Customer Transportation by Shipper Type(1) Affiliated Customer Mix (Contracted Capacity) Firm Transport Pipeline & Storage

Utility Overview National Fuel Gas Distribution Corporation

New York & Pennsylvania Service Territories New York Total Customers(1): 531,400 ROE: 8.7% (NY PSC Rate Case Order, April 2017) Rate Mechanisms: Revenue Decoupling Weather Normalization Low Income Rates Merchant Function Charge (Uncollectibles Adj.) 90/10 Sharing (Large Customers) System Modernization Tracker Pennsylvania Total Customers(1): 212,000 ROE: Black Box Settlement (2007) Rate Mechanisms: Low Income Rates Merchant Function Charge As of September 30, 2019. Utility

New York Rate Case Outcome Rate Order Summary: Revenue Requirement:$5.9 million Rate Base:$704 million Allowed Return on Equity (ROE):8.7% Capital Structure:42.9% equity Other notable items: New rates became effective 5/1/17 Retains rate mechanisms in place under prior order (revenue decoupling, weather normalization, merchant function charge, 90/10 large customer sharing) System modernization tracker for Leak Prone Pipe (LPP) Earnings sharing started 4/1/18 (50/50 sharing starts at ROE in excess of 9.2%) On April 20, 2017, the New York Public Service Commission issued a Rate Order relating to NFG Distribution’s rate case (No. 16-G-0257) filed in April 2016. Utility

Utility Continues its Significant Investments in Safety Modernization Spending in NY Expected to Grow Gross Margin By $2 MM - $5 MM Annually (1) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. Utility System modernization tracker in NY allows recovery of pipeline replacement costs, which is expected to drive modest gross margin and rate base growth

Accelerating Pipeline Replacement & Modernization NY 9,738 miles PA* 4,843 miles * No Cast Iron Mains in Pa.* Miles of Utility Main Pipeline Replaced Utility Mains by Material(1) Utility (1) All values are reported on a calendar year basis as of December 31, 2019.

A Proven History of Controlling Costs Utility O&M Expense and Non-Service Pension Costs ($ millions) Utility (1) (1) As of October 1, 2018, Operation and Maintenance Expense does not include non-service pension costs, which were re-classified as Other Income (Deductions) on the Company’s Income Statement.

Consolidated Financial Overview Upstream I Midstream I Downstream

Adjusted Operating Results ($ per share)(1) Diversified, Balanced Earnings and Cash Flows A reconciliation of Adjusted Operating Results to Earnings per Share, by segment, as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation. Consolidated Adjusted EBITDA includes Corporate & All Other Segments. A reconciliation of Adjusted EBITDA to Net Income, by segment, as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation. Adjusted EBITDA ($ millions)(2) Rate Regulated ~50% Rate Regulated ~43%

Disciplined, Flexible Capital Allocation (2) Total Capital Expenditures include Corporate and All Other. A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY16, FY17, and FY18 reflects the netting of $157 million, $7 million, and $17 million, respectively, of up-front proceeds received from joint development partner for working interest in joint development wells, and $21M in intercompany asset transfers in FY18. Capital Expenditures by Segment ($ millions)(1)

Maintaining Strong Balance Sheet & Liquidity Total Debt 49% $4.3 Billion Total Capitalization as of December 31, 2019 Net Debt / Adjusted EBITDA(1) Capitalization Debt Maturity Profile ($MM) Liquidity Committed Credit Facilities Short-term Debt Outstanding Available Short-term Credit Facilities Cash Balance at 12/31/19 Total Liquidity at 12/31/19 $ 750 MM (140 MM) 610 MM 35 MM $ 645 MM Net Debt is net of cash and temporary cash investments. Reconciliations of Net Debt and Adjusted EBITDA to Net Income are included at the end of this presentation.

Appendix

Safe Harbor For Forward Looking Statements This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, objectives, goals, projections, estimates of oil and gas quantities, strategies, future events or performance and underlying assumptions, capital structure, anticipated capital expenditures, completion of construction projects, projections for pension and other post-retirement benefit obligations, impacts of the adoption of new accounting rules, and possible outcomes of litigation or regulatory proceedings, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: changes in the price of natural gas or oil; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, target rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; changes in price differentials between similar quantities of natural gas or oil at different geographic locations, and the effect of such changes on commodity production, revenues and demand for pipeline transportation capacity to or from such locations; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; other changes in price differentials between similar quantities of natural gas or oil having different quality, heating value, hydrocarbon mix or delivery date; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions; changes in the availability, price or accounting treatment of derivative financial instruments; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; the impact of information technology, cybersecurity or data security breaches; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities or acts of war; significant differences between the Company’s projected and actual capital expenditures and operating expenses; or increasing costs of insurance, changes in coverage and the ability to obtain insurance. Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations. Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves. Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com. You can also obtain this form on the SEC’s website at www.sec.gov. For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2019 and the Form 10-Q for the quarter ended December 31, 2019. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events. Appendix

Consolidated Seneca and Gathering Economics Stand-alone Seneca breakeven economics (15% pre-tax IRR) by prospect are as follows: Tract 100 & Gamble: $1.51; Tract 007: $1.74; CRV Return Trip (Utica): $2.00; CRV Return Trip (Marcellus): $1.95. Internal Rate of Return (IRR) for stand-alone Seneca is pre-tax and includes estimated well costs under current cost structure, LOE, and Gathering tariffs anticipated for each prospect. Net realized price reflects either (a) price received at the gathering system interconnect or (b) price received at delivery market net of firm transportation charges. Consolidated Seneca and Gathering IRR is pre-tax and includes expected gathering capital expenditures, well costs under current cost structure, and non-gathering LOE. Over 1,000 Potential Additional Marcellus and Utica Locations Economic on a Stand-Alone Basis at ~$2.00/MMBtu(1) Appendix CONSOLIDATED VIEW Prospect Reservoir Locations Remainingto Be Drilled Average Completed Lateral Length (ft) EUR (Bcf/1000') Average CAPEX ($M/1000') Realized Pricing (2) 15% IRR (3)RealizedPrice Prospect Reservoir Locations Remainingto Be Drilled Completed Lateral Length (ft) 1st Year CUM(Bcf)/1000' 1st Year Decline(%) EUR (Bcf)/1000' CAPEX $M/1000' Realized Pricing 15% IRR (1)RealizedPrice $2.50IRR (%) (3) $2.25IRR (%) (3) $2.00IRR (%) (3) $2.50IRR (%) (1) $2.25IRR (%) (1) $2.00IRR (%) (1) EDA Tract 100 & GambleLycoming Co. Marcellus 30-35 5,500 -6,000 2.5-2.9 $1,050-$1,100 0.89 0.73 0.59 $1.1100000000000001 EDA Tract 100 & GambleLycoming Co. Marcellus 41 4740 0.63824814732142854 0.56999999999999995 2.5099999999999998 $1,134.8941106407353 0.66610000000000003 0.51129999999999998 0.38 $1.59 Tract 007Tioga Co. Utica 35-40 8,500 -9,000 2.0-2.3 $1,250-$1,300 0.63 0.51 0.41 $1.4 DCNR 007Tioga Co. Utica 43 8300 0.61298215173192772 0.66697889811249189 2.0299999999999998 $1,027.2391519612067 0.50619999999999998 0.3745 0.2366 $1.82 WDA CRV Return Trip Utica 70-75 9,000-10,000 1.6-1.7 $900-$950 0.39 0.3 0.25 $1.6 WDA Clermont Rich Valley Utica 120 - 500+ 9000 0.28999999999999998 0.51812771516477707 1.7 $895 0.29630000000000001 0.22889999999999999 0.1585 $1.97 CRV Return Trip Marcellus 15-20 8,500-9,500 1.1-1.2 $675-$725 0.42 0.33 0.26 $1.57 0.92831578947368421 Core Areas Marcellus 622 8500 0.15730018290441178 0.56293428785918465 1.0 to 1.1 $666.556828322103 0.24479999999999999 0.1804 0.12920000000000001 $2.11 1.2918390804597701 (1) Internal Rate of Return (IRR) is pre-tax and includes estimated well costs under current cost structure, LOE, and Gathering tariffs anticipated for each prospect. 0.1206896551724138 120.68965517241379 Major Changes FY19Q3 0.11494252873563218 114.94252873563218 1. CRV Utica --> Remaining locations reduced by 6 4.5263157894736845E-2 45.263157894736842 2. Lycoming --> Remaining locations reduced by 7 4.777777777777778E-2 47.777777777777779 Major Changes DIFFERENCE FY19Q2 EDA Tract 100 & GambleLycoming Co. Marcellus #VALUE! #VALUE! 0 0 #VALUE! #VALUE! 0.22389999999999999 0.21870000000000001 0.20999999999999996 -0.48 1. CRV Utica --> Remaining locations reduced by 2 EDA DCNR 007Tioga Co. Utica #VALUE! #VALUE! #VALUE! 0 #VALUE! #VALUE! 0.12380000000000002 0.13550000000000001 0.17339999999999997 -0.42000000000000015 2. Lycoming --> Remaining locations reduced by 4 WDA Clermont Rich Valley Utica #VALUE! #VALUE! #VALUE! 0 #VALUE! #VALUE! 9.3700000000000006E-2 7.1099999999999997E-2 9.1499999999999998E-2 -0.36999999999999988 WDA Core Areas Marcellus #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Major Changes FY19Q1 1. CRV Utica --> Remaining locations reduced by 5 2. Core Areas --> Remaining locations reduced by 9 3. Lycoming --> Remaining locations reduced by 4 Major Changes FY18Q4 1. CRV Utica --> Remaining locations reduced by 5 2. DCNR 007 ---> Remaining Locations reduced to 43 (-4) Major Changes FY18Q3 1. Core Areas --> Remaining locations reduced to 631 (-1) 2. CRV Utica --> Remaining locations reduced by 6 3. Lycoming ---> Remaining Locations reduced to 49 (-2) 4. DCNR 007 ---> Remaining Locations reduced to 47 (-1) Major Changes FY18Q2 1. Core Areas --> Remaining locations reduced to 623 2. Tract 100 & Gamble --> Remaining locations reduced to 51 3. DCNR 007 Tioga County --> Remaining locations reduced to 48 Major Changes FY18Q1: 1. Core Areas --> Remaining locations reduced to 623; Used weighted average LL FY18Q1: 1. Core Areas --> CRV and Hemlock/Ridgeway prospects combined; Remaining locations reduced to 640; Used weighted average LL 2. Lycoming --> DCNR 100 and Gamble prospects combined; Remaining locations reduced to 55; Used weighted average LL 3. All Locations --> Updated capital with latest CAPEX assumptions FY17Q4: 1. WDA - CRV --> Remaining locations reduced to 10 2. Remaining Tier 1 --> Remaining locations reduced to 402 3. DCNR 007 --> Remaining locations reduced to 50; Average TLL increased to 7,500' 4. EDA - Gamble --> Remaining locations reduced to 47 5. All Locations --> Updated capital with latest CAPEX assumptions FY17Q3: 1. WDA - CRV --> Remaining locations reduced to 14 2. EDA - DCNR 100 --> Remaining locations reduced to 11; Average TLL reduced to 5,600' 3. EDA - Gamble --> Remaining locations increased to 52; Average TLL increased to 4,700' 4. All Locations --> Updated capital with latest CAPEX assumptions 5. WDA - Utica --> P50 EUR increased to 1.7 BCF/1,000 FY17Q2: 1. WDA - CRV --> Remaining locations reduced to 22 2. WDA - Utica --> Remaining locations reduced to 310 3. EDA - Gamble --> Remaining locations increasedto 49, TLL updated to reflect new acreage position 4. All Locations --> Updated capital with latest CAPEX/LOE assumptions FY17Q1: 1. WDA - CRV --> Remaining locations reduced to 50 2. WDA - Utica --> Remaining locations reduced to 327 3. EDA - Gamble --> Remaining locations reduced to 42, TLL updated to reflect new acreage position 4. EDA - DCNR 100 --> TLL updated to reflect new acreage position 5. All Locations --> Updated capital with latest CAPEX/LOE assumptions FY16Q4: 1. WDA - CRV --> Remaining locations reduced to 53 1. WDA - Hemlock/Ridgway --> Remaining locations reduced to 631 2. EDA - Gamble --> Remaining locations reduced to 43 3. WDA - Utica Locations --> Added 330 locations 3. All Locations --> Updated capital with latest CAPEX/LOE assumptions FY16Q3: 1. WDA - CRV --> Remaining locations reduced to 54 2. WDA --> Typecurve updates 3. All Locations --> Updated capital with latest CAPEX assumptions FY16Q2: 1. WDA - CRV --> Remaining locations reduced to 60 2. WDA - Hemlock/Ridgway --> Remaining locations reduced to 636 (4% reduction based on increased pad spacing) 3. WDA - Remaining Tier 1 --> Remaining locations reduced to 406 (4% reduction based on increase pad spacing) 4. All Locations --> Updated LOE to SEC FY16 Q2 LOE assumptions 5. All Locations --> Updated capital with latest CAPEX assumptions 6. WDA - CRV --> Average remaining TLL reduced to 8,000 FY16Q1: 1. WDA - CRV --> Remaining locations reduced to 72 2. WDA - Hemlock/Ridgway --> Remaining locations reduced to 662 FY15Q3: FY15Q4: 1. WDA - CRV --> TLL increased to 8,800, remaining locations reduced to 79 2. WDA - Hemlock --> TLL increased to 8,800 3. WDA - Ridgway --> TLL increasd to 8,800, merged with Hemlock (using Hemlock CAPEX, BTU, etc) 4. WDA - CRV/Hemlock/Ridgway --> updated LOE, shrink, and BTU 5. WDA- Tier 1 Locations --> TLL increased to 8,500 ft. (G&G guidance) 1. EDA- DCNR 100 --> Updated Type Curve (Higher IP) and Lower Capital Structure (190 ft. Stages) 2. EDA- Gamble --> Updated Type Curve (based on DCNR 100) and Lower Capital Structure (190 ft. Stages) 3. WDA- CRV --> Updated Type Curve and Lower Capital Structure (Optimization Mode $5.4 MM/Well) 4. WDA- Hemlock/Ridgway/Tier 1/Future Resources --> Updated Capital Structure (Optimization Mode $5.4 MM/Well)

Hedge Positions and Prices Fixed price physical sales exclude joint development partner’s share of fixed price contract WDA volumes as specified under the joint development agreement. Appendix (1) Natural Gas Volumes in thousand MMBtu; Prices in $/MMBtu Fiscal 2020 (Remainder) Fiscal 2021 Fiscal 2022 Fiscal 2023 Avg.Price Volume Avg.Price Volume Avg.Price Volume Avg.Price Volume Avg.Price NYMEX Swaps $2.93 66150 $2.69 14750 $2.73 200 $2.5 - - Dawn Swaps $3 5400 $3 600 $3 - - - - Fixed Price Physical $2.61 33588.417000000001 $2.35 42052.245999999999 $2.2200000000000002 40328.563999999998 $2.23 37174.129999999997 $2.25 Total $2.78 105138.417 $2.6 57402.245999999999 $2.36 40528.563999999998 $2.23 37174.129999999997 $2.25 Crude Oil Volumes & Prices in Bbl Fiscal 2020 Fiscal 2021 Fiscal 2022 Fiscal 2023 Avg. Volume Avg. Volume Avg. Volume Avg. Volume Avg. Price Price Price Price Price Brent Swaps $63.52 1035000 $64.55 696000 $64.290000000000006 300000 $60.07 - - NYMEX Swaps $53.42 243000 $50.52 156000 $51 156000 $51 - - Total $57.57 1278000 $61.88 852000 $61.86 456000 $56.97 - -

EDA Type Curves Appendix Estimated Cumulative Volumes (Bcf) Year Lycoming Marcellus (5,800') Tract 007 Utica (8,700') 1 3.2 5.3 5 8.6 12.6 10 11.1 15.5 EUR (Bcf) 14.5-16.8 17.4-20.0 NRI 84% 82%

WDA-CRV Type Curves Estimated Cumulative Volumes (Bcf) Year WDA-CRV Utica (9,500') WDA-CRV Marcellus (9,000') 1 2.2 1.6 5 6.2 4.4 10 8.8 6.3 EUR (Bcf) 15.2-16.2 9.0-10.8 NRI 100% 100% Appendix

Appendix

Firm Transportation Commitments

		Production Source	Volume (Dth/d)	Delivery Market	Demand Charges ($/Dth)	Gas Marketing Strategy
Currently In-Service	**Northeast Supply Diversification** *Tennessee Gas Pipeline*	EDA -Tioga County Covington & Tract 595	50,000	Canada (Dawn)	$0.50 (3rd party)	Firm Sales Contracts 50,000 Dth/d Dawn/NYMEX+ 10 years
Currently In-Service	**Niagara Expansion** *TGP & NFG*	WDA – Clermont/ Rich Valley	158,000	Canada (Dawn)	NFG pipelines = $0.24 3rd party = $0.43	Firm Sales Contracts 158,000 Dth/d Dawn/NYMEX+ 8 to 15 years
			12,000	TETCO (SE Pa.)	NFG pipelines = $0.12	
Currently In-Service	**Atlantic Sunrise** *WMB - Transco*	EDA - Lycoming County Tract 100 & Gamble	189,405	Mid-Atlantic/ Southeast	$0.73 (3rd party)	Firm Sales Contracts 189,405 Dth/d NYMEX+ First 5 years
Future Capacity	**Transco Leidy South / NFG FM100** *WMB – Transco; NFG - Supply* *In-service: late 2021*	WDA – Clermont/ Rich Valley and EDA - Lycoming County	330,000	Transco Zone 6	Competitive with other expansion project rates in Seneca's transportation portfolio(1)	Seneca to pursue Firm Sales Contracts as project development progresses
Future Capacity	**Northern Access** *NFG – Supply & Empire*	WDA – Clermont/ Rich Valley	350,000	Canada (Dawn)	NFG pipelines = $0.50 3rd party = $0.21	Firm Sales Contracts at Dawn when project goes in-service
			140,000	TGP 200 (NY)	NFG pipelines = $0.38	

(1) Seneca's Leidy South transportation rate is inclusive of Transco's lease payments (~$35 million annually) to Supply Corp. for new capacity created by FM100 Project.

61

Comparable GAAP Financial Measure Slides & Reconciliations This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow. The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company’s ongoing operating results and for comparing the Company’s financial performance to other companies. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP. Management defines Adjusted Operating Results as reported GAAP earnings before items impacting comparability.   Management defines Adjusted EBITDA as reported GAAP earnings before the following items: interest expense, income taxes, depreciation, depletion and amortization, interest and other income, impairments, and other items reflected in operating income that impact comparability. Appendix

Non-GAAP Reconciliations – Adjusted EBITDA Appendix Total Adjusted EBITDA for FY 2018, FY 2019, 12 months ended December 31, 2019, include the reclassification of non-service pension costs from Operating and Maintenance Expense to Other Income (Deductions) as of October 1, 2018 on the Company’s Income Statement. This reclassification is not reflected in Total Adjusted EBITDA for FY 2016 or FY 2017. (1) (1)

Non-GAAP Reconciliations – Adjusted EBITDA, by Segment Appendix

Non-GAAP Reconciliations – Adjusted Operating Results Appendix

Non-GAAP Reconciliations – Capital Expenditures Appendix

Non-GAAP Reconciliations – E&P Operating Expenses Appendix .